EXHIBIT 99.1
JULY 28, 2021
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2021 Results

Hammond, Louisiana, July 28, 2021 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending June 30, 2021.

First Guaranty Bancshares’ momentum continues and grows. First Guaranty achieved a new record for quarterly income posting net income for the second quarter of 2021 of $6,434,000. This represents a 24% increase over the second quarter of 2020 which was $5,184,000. The six months ending June 30, 2021 earnings totaled $11,457,000, a 27.2% increase over the first six months of 2020, which saw earnings of $9,009,000. First Guaranty has now posted 5 consecutive quarters of earnings in excess of $5,000,000, with two of those quarters in excess of $6,000,000. The strong increase in earnings is brought about by a combination of continued growth in total interest income and continued reduction in interest expense.

The table is set for continued strong earnings as our total loans have grown as of June 30, 2021, to $2,066,408,000 compared to $1,844,135,000 as of December 31, 2020 (an increase of 12%) and $1,640,723,000 as of June 30, 2020 (an increase of 26%). With a strong earnings portfolio and continuing strong demand and with our continued strategy and efforts for reducing our cost of funds, we anticipate that the third quarter will carry the momentum even further.

As of June 30, 2021, total assets were $2,745,051,000, an increase of 11% from December 31, 2020. For the quarter ending June 30, 2021, return on average assets we reached 0.96% and return on average common equity equaled 13.86%.

The momentum grows as we make progress toward our goals of enhancing shareholder value and building a fortress balance sheet for First Guaranty Bancshares, Inc.

Thank you for your continued support.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $2.7 billion in assets as of June 30, 2021 and provides personalized commercial banking services through 34 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2021	December 31, 2020
Assets
Cash and cash equivalents:
Cash and due from banks	$130,413	$298,903
Federal funds sold	181	702
Cash and cash equivalents	130,594	299,605

Investment securities:
Available for sale, at fair value	293,152	238,548
Held to maturity, at cost (estimated fair value of $151,638 and $0 respectively)	153,130	—
Investment securities	446,282	238,548

Federal Home Loan Bank stock, at cost	1,324	3,351
Loans held for sale	—	—

Loans, net of unearned income	2,066,408	1,844,135
Less: allowance for loan losses	25,516	24,518
Net loans	2,040,892	1,819,617

Premises and equipment, net	59,985	59,892
Goodwill	12,900	12,900
Intangible assets, net	6,236	6,587
Other real estate, net	2,020	2,240
Accrued interest receivable	12,370	11,933
Other assets	32,448	18,405
Total Assets	$2,745,051	$2,473,078

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$483,298	$411,416
Interest-bearing demand	1,076,453	860,394
Savings	194,743	168,879
Time	666,239	725,629
Total deposits	2,420,733	2,166,318

Short-term borrowings	49,389	50,000
Repurchase agreements	6,245	6,121
Accrued interest payable	3,939	5,292
Long-term advances from Federal Home Loan Bank	3,288	3,366
Senior long-term debt	26,791	42,366
Junior subordinated debentures	14,797	14,777
Other liabilities	5,530	6,247
Total Liabilities	2,530,712	2,294,487

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 and 0 shares issued and outstanding, respectively	33,058	—
Common stock, $1 par value - 100,600,000 shares outstanding; 9,741,253 shares issued	9,741	9,741
Surplus	110,836	110,836
Retained earnings	65,487	57,367
Accumulated other comprehensive (loss) income	(4,783)	647
Total Shareholders' Equity	214,339	178,591
Total Liabilities and Shareholders' Equity	$2,745,051	$2,473,078
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2021	2020	2021	2020
Interest Income:
Loans (including fees)	$25,194	$22,441	$48,944	$44,901
Deposits with other banks	75	62	141	297
Securities (including FHLB stock)	1,719	2,814	3,244	5,557
Total Interest Income	26,988	25,317	52,329	50,755

Interest Expense:
Demand deposits	1,644	1,244	3,239	3,354
Savings deposits	50	32	102	148
Time deposits	3,331	4,438	6,851	8,998
Borrowings	516	764	1,088	1,492
Total Interest Expense	5,541	6,478	11,280	13,992

Net Interest Income	21,447	18,839	41,049	36,763
Less: Provision for loan losses	900	1,836	1,508	3,081
Net Interest Income after Provision for Loan Losses	20,547	17,003	39,541	33,682

Noninterest Income:
Service charges, commissions and fees	657	471	1,378	1,200
ATM and debit card fees	932	806	1,775	1,415
Net gains on securities	965	1,342	1,060	1,842
Net gains on sale of loans	291	279	325	295
Other	753	429	1,386	1,000
Total Noninterest Income	3,598	3,327	5,924	5,752

Noninterest Expense:
Salaries and employee benefits	8,012	7,536	15,547	14,935
Occupancy and equipment expense	2,198	1,865	4,519	3,694
Other	5,814	4,397	10,946	9,464
Total Noninterest Expense	16,024	13,798	31,012	28,093

Income Before Income Taxes	8,121	6,532	14,453	11,341
Less: Provision for income taxes	1,687	1,348	2,996	2,332
Net Income	6,434	5,184	11,457	9,009
Less: Preferred stock dividends	220	—	220	—
Net Income Available to Common Shareholders	$6,214	$5,184	$11,237	$9,009

Per Common Share:
Earnings	$0.64	$0.53	$1.15	$0.92
Cash dividends paid	$0.16	$0.16	$0.32	$0.32

Weighted Average Common Shares Outstanding	9,741,253	9,741,253	9,741,253	9,741,253
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$289,661	$75	0.10%	$196,317	$62	0.13%
Securities (including FHLB stock)	270,869	1,719	2.55%	428,681	2,814	2.64%
Federal funds sold	861	—	—%	546	—	—%
Loans held for sale	43	—	—%	1,034	14	5.38%
Loans, net of unearned income	2,024,368	25,194	4.99%	1,617,920	22,427	5.58%
Total interest-earning assets	2,585,802	$26,988	4.19%	2,244,498	$25,317	4.54%

Noninterest-earning assets:
Cash and due from banks	13,349			13,391
Premises and equipment, net	60,264			58,516
Other assets	25,290			38,316
Total Assets	$2,684,705			$2,354,721

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$995,325	$1,644	0.66%	$687,978	$1,244	0.73%
Savings deposits	189,539	50	0.11%	158,987	32	0.08%
Time deposits	699,975	3,331	1.91%	794,256	4,438	2.23%
Borrowings	105,557	516	1.96%	121,813	764	2.62%
Total interest-bearing liabilities	1,990,396	$5,541	1.12%	1,763,034	$6,478	1.48%

Noninterest-bearing liabilities:
Demand deposits	479,340			403,620
Other	10,513			13,140
Total Liabilities	2,480,249			2,179,794

Shareholders' equity	204,456			174,927
Total Liabilities and Shareholders' Equity	$2,684,705			$2,354,721
Net interest income		$21,447			$18,839

Net interest rate spread (1)			3.07%			3.06%
Net interest-earning assets (2)	$595,406			$481,464
Net interest margin (3), (4)			3.33%			3.38%

Average interest-earning assets to interest-bearing liabilities			129.91%			127.31%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.33% and 3.38% for the above periods ended June 30, 2021 and 2020 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2021 and 2020 respectively.
(5)Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$282,550	$141	0.10%	$144,561	$297	0.41%
Securities (including FHLB stock)	264,353	3,244	2.47%	421,199	5,557	2.65%
Federal funds sold	656	—	—%	559	—	—%
Loans held for sale	22	—	—%	628	17	5.46%
Loans, net of unearned income	1,968,451	48,944	5.01%	1,566,246	44,884	5.76%
Total interest-earning assets	2,516,032	$52,329	4.19%	2,133,193	$50,755	4.78%

Noninterest-earning assets:
Cash and due from banks	12,507			12,886
Premises and equipment, net	60,245			57,829
Other assets	25,214			36,046
Total Assets	$2,613,998			$2,239,954

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$959,822	$3,239	0.68%	$667,705	$3,354	1.01%
Savings deposits	182,506	102	0.11%	152,005	148	0.20%
Time deposits	713,965	6,851	1.94%	776,531	8,998	2.33%
Borrowings	100,933	1,088	2.17%	100,929	1,492	2.97%
Total interest-bearing liabilities	1,957,226	$11,280	1.16%	1,697,170	$13,992	1.66%

Noninterest-bearing liabilities:
Demand deposits	453,966			357,891
Other	10,487			11,981
Total Liabilities	2,421,679			2,067,042

Shareholders' equity	192,319			172,912
Total Liabilities and Shareholders' Equity	$2,613,998			$2,239,954
Net interest income		$41,049			$36,763

Net interest rate spread (1)			3.03%			3.12%
Net interest-earning assets (2)	$558,806			$436,023
Net interest margin (3), (4)			3.29%			3.47%

Average interest-earning assets to interest-bearing liabilities			128.55%			125.69%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.30% and 3.47% for the above periods ended June 30, 2021 and 2020 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2021 and 2020 respectively.
(5)Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020:

	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$191,795	9.3%	$141,858	7.2%	$150,841	8.2%	$153,969	8.6%
Farmland	28,157	1.4%	26,410	1.3%	26,880	1.4%	27,732	1.5%
1- 4 Family	278,252	13.4%	273,071	13.9%	271,236	14.7%	273,687	15.3%
Multifamily	104,461	5.0%	110,955	5.6%	45,932	2.5%	41,295	2.3%
Non-farm non-residential	830,686	40.0%	814,003	41.3%	824,137	44.6%	761,674	42.4%
Total Real Estate	1,433,351	69.1%	1,366,297	69.3%	1,319,026	71.4%	1,258,357	70.1%
Non-Real Estate:
Agricultural	34,123	1.6%	26,468	1.3%	28,335	1.5%	35,625	2.0%
Commercial and industrial	358,831	17.3%	330,332	16.8%	353,028	19.1%	378,926	21.1%
Consumer and other	248,157	12.0%	248,814	12.6%	148,783	8.0%	121,226	6.8%
Total Non-Real Estate	641,111	30.9%	605,614	30.7%	530,146	28.6%	535,777	29.9%
Total loans before unearned income	2,074,462	100.0%	1,971,911	100.0%	1,849,172	100.0%	1,794,134	100.0%
Unearned income	(8,054)		(5,479)		(5,037)		(5,418)
Total loans net of unearned income	$2,066,408		$1,966,432		$1,844,135		$1,788,716

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Nonaccrual loans:
Real Estate:
Construction and land development	$623	$621	$621	$663
Farmland	791	840	857	857
1- 4 family	2,157	2,244	2,227	5,160
Multifamily	—	—	—	—
Non-farm non-residential	7,512	7,846	7,449	13,571
Total Real Estate	11,083	11,551	11,154	20,251
Non-Real Estate:
Agricultural	2,545	3,508	3,472	3,934
Commercial and industrial	890	663	701	792
Consumer and other	549	387	249	313
Total Non-Real Estate	3,984	4,558	4,422	5,039
Total nonaccrual loans	15,067	16,109	15,576	25,290

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	1,471	880	1,000	520
Farmland	—	—	—	429
1- 4 family	3,462	4,908	4,980	2,677
Multifamily	—	—	366	370
Non-farm non-residential	2,431	2,240	4,699	843
Total Real Estate	7,364	8,028	11,045	4,839
Non-Real Estate:
Agricultural	150	186	67	144
Commercial and industrial	578	781	1,856	599
Consumer and other	141	132	123	146
Total Non-Real Estate	869	1,099	2,046	889
Total loans 90 days and greater delinquent & accruing	8,233	9,127	13,091	5,728

Total non-performing loans	23,300	25,236	28,667	31,018

Real Estate Owned:
Real Estate Loans:
Construction and land development	—	90	311	486
Farmland	—	—	—	—
1- 4 family	357	119	131	147
Multifamily	—	—	—	—
Non-farm non-residential	1,663	1,765	1,798	2,708
Total Real Estate	2,020	1,974	2,240	3,341
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	2,020	1,974	2,240	3,341

Total non-performing assets	$25,320	$27,210	$30,907	$34,359

Non-performing assets to total loans	1.23%	1.38%	1.68%	1.92%
Non-performing assets to total assets	0.92%	1.06%	1.25%	1.37%
Non-performing loans to total loans	1.13%	1.28%	1.55%	1.73%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2021	2020	2019	2018	2017
Tangible Common Equity
Total shareholders' equity	$214,339	$178,591	$166,035	$147,284	$143,983
Adjustments:
Preferred	33,058	—	—	—	—
Goodwill	12,900	12,900	12,942	3,472	3,472
Acquisition intangibles	5,399	5,815	6,527	2,704	3,249
Tangible common equity	$162,982	$159,876	$146,566	$141,108	$137,262
Common shares outstanding	9,741,253	9,741,253	9,741,253	9,687,123	9,687,123
Book value per common share	$18.61	$18.33	$17.04	$15.20	$14.86
Tangible book value per common share	$16.73	$16.41	$15.05	$14.57	$14.17
Tangible Assets
Total Assets	$2,745,051	$2,473,078	$2,117,216	$1,817,211	$1,750,430
Adjustments:
Goodwill	12,900	12,900	12,942	3,472	3,472
Acquisition intangibles	5,399	5,815	6,527	2,704	3,249
Tangible Assets	$2,726,752	$2,454,363	$2,097,747	$1,811,035	$1,743,709
Tangible common equity to tangible assets	5.98%	6.51%	6.99%	7.79%	7.87%